SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2004

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts		02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 895-4283

30 Little Harbor, Marblehead, Massachusetts 01945
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

The First Marblehead Corporation (the “Company”) computes diluted net income per share by dividing net income, calculated in accordance with accounting standards generally accepted in the United States, by the diluted weighted average shares outstanding and common stock equivalent shares outstanding during the period.  Common stock equivalent shares consist of stock issuable upon exercise of outstanding stock options.

The table below summarizes diluted net income (loss) per share information for the fiscal year ended June 30, 2003 and for each of the quarters thereof:

	Three months ended				Fiscal year ended
	September 30, 2002	December 31, 2002	March 31, 2003	June 30, 2003	June 30, 2003

Diluted net income (loss) per share	$(.03)	$0.25	$0.07	$0.26	$0.55

The Company’s diluted net income per share was $0.23 for the fiscal year ended June 30, 2002.  The weighted average number of diluted shares outstanding was 56,831,049, 54,074,266 and 51,985,168 for the fiscal years ended June 30, 2003, 2002 and 2001, respectively.

The information above corrects and supersedes information included in the Summary Consolidated Financial and Other Data, Selected Consolidated Financial Data, and Consolidated Statements of Income for the years ended June 30, 2003, 2002 and 2001, and unaudited information included in Note 14 of the Notes to Consolidated Financial Statements, contained in the Company’s Registration Statement on Form S-1 (File No. 333-108531), which became effective on October 30, 2003, and the prospectus forming a part thereof, which was filed with the Securities and Exchange Commission on October 31, 2003.

The information contained in the Registration Statement understated the Company’s diluted net income per share by $0.04 and $0.03 for the fiscal years ended June 30, 2003 and 2002, respectively.  This understatement resulted from an incorrect adjustment to the Company’s diluted weighted average shares outstanding and common stock equivalent shares outstanding made during the 2003 audit.  An incorrect adjustment of the Company’s diluted weighted average shares outstanding and common stock equivalent shares outstanding during the fiscal year ended June 30, 2001 had no effect on the diluted net income per share contained in the Registration Statement with respect to such fiscal year.

Item 12.  Results of Operations and Financial Condition.

On January 28, 2004, the Company announced its financial results for the fiscal quarter ended December 31, 2003.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Neither the information furnished under this Item 12 nor Exhibit 99.1 to this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: January 28, 2004	By:	/s/ Donald R. Peck
Donald R. Peck Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 28, 2004